Acquisitions, Sale of Hospira Infusion Systems Net Assets, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment	12 Months Ended
Dec. 31, 2017
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Sale of Hospira Infusion Systems Net Assets, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment

A. Acquisitions
AstraZeneca’s Small Molecule Anti-Infectives Business (EH)
On December 22, 2016, which falls in the first fiscal quarter of 2017 for our international operations, we acquired the development and commercialization rights to AstraZeneca’s small molecule anti-infectives business, primarily outside the U.S., including the commercialization and development rights to the newly approved EU drug Zavicefta™ (ceftazidime-avibactam), the marketed agents Merrem™/Meronem™ (meropenem) and Zinforo™ (ceftaroline fosamil), and the clinical development assets ATM-AVI and CXL (ceftaroline fosamil-AVI). Under the terms of the agreement, we made an upfront payment of approximately $552 million to AstraZeneca upon the close of the transaction and an additional $3 million payment for a contractual purchase price adjustment in the second quarter of 2017. We also made a $50 million milestone payment in the second quarter of 2017, we made an additional milestone payment of $125 million in our first fiscal quarter of 2018 and we will make a deferred payment of $175 million to AstraZeneca in January 2019. In addition, AstraZeneca may be eligible to receive an additional milestone payment of $75 million if the related milestone is achieved prior to December 31, 2021, and up to $600 million if sales of Zavicefta™ exceed certain thresholds prior to January 1, 2026, as well as tiered royalties on sales of Zavicefta™ and ATM-AVI in certain markets for a period ending on the later of 10 years from first commercial sale or the loss of patent protection or loss of regulatory exclusivity. The total royalty payments are unlimited during the royalty term and the undiscounted payments are expected to be in the range of approximately $250 million to $425 million. The total fair value of consideration transferred for AstraZeneca’s small molecule anti-infectives business was approximately $1,045 million, which includes $555 million in cash, plus the fair value of contingent consideration of $490 million (which is composed of the deferred payment, the $50 million milestone payment made in the second quarter of 2017, the $125 million milestone payment made in our first fiscal quarter of 2018 and the future expected milestone and royalty payments). In connection with this acquisition, we provisionally recorded $879 million in Identifiable intangible assets, primarily consisting of $660 million in Developed technology rights and $219 million in IPR&D. We also recorded $92 million in Other current assets related to the economic value of inventory which was retained by AstraZeneca for sale on our behalf, $92 million in Goodwill and $17 million of net deferred tax liabilities. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not been finalized.

Medivation, Inc. (IH)
On September 28, 2016, we acquired Medivation for $81.50 per share. The total fair value of consideration transferred for Medivation was approximately $14.3 billion in cash ($13.9 billion, net of cash acquired). Of this consideration, approximately $365 million was not paid as of December 31, 2016, and was recorded in Other current liabilities. The remaining consideration was paid as of December 31, 2017. Medivation is a wholly-owned subsidiary of Pfizer. Medivation is a biopharmaceutical company focused on developing and commercializing small molecules for oncology. Medivation’s portfolio includes Xtandi (enzalutamide), an androgen receptor inhibitor that blocks multiple steps in the androgen receptor signaling pathway within tumor cells. Xtandi is being developed and commercialized through a collaboration with Astellas. Astellas has exclusive commercialization rights for Xtandi outside the U.S. In addition, Medivation has a development-stage oncology asset in its pipeline, talazoparib, which is currently in a Phase 3 study for the treatment of BRCA-mutated breast cancer. In connection with this acquisition, we recorded $12.2 billion in Identifiable intangible assets, primarily consisting of $8.1 billion of Developed technology rights with an average useful life of approximately 12 years and $4.1 billion of IPR&D, and recorded $6.1 billion of Goodwill, $4.0 billion of net income tax liabilities, and $259 million of assumed contingent consideration. In 2017 and 2016, we recorded measurement period adjustments to the estimated fair values initially recorded in 2016, which resulted in a reduction in Identifiable intangible assets of approximately $1.0 billion with a corresponding change to Goodwill and net income tax liabilities. The measurement period adjustments were recorded to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The 2017 results include a decrease of approximately $38 million to Amortization of intangible assets which reflects the cumulative pre-tax impact of the measurement period adjustments to Identifiable intangible assets that were amortized to the income statement since the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.
Bamboo Therapeutics, Inc. (IH)
On August 1, 2016, we acquired all the remaining equity in Bamboo, a privately-held biotechnology company focused on developing gene therapies for the potential treatment of patients with certain rare diseases relating to neuromuscular conditions and those affecting the central nervous system, for $150 million, plus potential milestone payments of up to $495 million contingent upon the progression of key assets through development, regulatory approval and commercialization. The total fair value of the consideration transferred for Bamboo was approximately $343 million, including cash of $130 million ($101 million, net of cash acquired), contingent consideration of $167 million, consisting of milestone payments, and the fair value of Pfizer’s previously held equity interest in Bamboo of $45 million. We previously purchased a minority stake in Bamboo in the first quarter of 2016 for a payment of approximately $43 million. Upon acquiring the remaining interest in Bamboo in the third quarter of 2016, we recognized a gain of $2 million on our existing investment in Other (income)/deductions––net over the one-year allocation period. This acquisition provides us with several clinical and pre-clinical assets that complement our rare disease portfolio, an advanced recombinant AAV vector design and production technology, and a fully functional Phase I/II gene therapy manufacturing facility. Bamboo is a wholly-owned subsidiary of Pfizer. In connection with this acquisition, we recorded $330 million of Identifiable intangible assets, consisting entirely of IPR&D. We also recorded $142 million of Goodwill and $94 million of net deferred tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

Anacor Pharmaceuticals, Inc. (IH)

On June 24, 2016, we acquired Anacor for $99.25 per share. The total fair value of consideration transferred for Anacor was approximately $4.9 billion in cash ($4.5 billion net of cash acquired), plus $698 million debt assumed. Anacor is a wholly-owned subsidiary of Pfizer. Anacor is a biopharmaceutical company focused on novel small-molecule therapeutics derived from its boron chemistry platform. Anacor’s crisaborole, a non-steroidal topical PDE-4 inhibitor with anti-inflammatory properties, was approved by the FDA on December 14, 2016 under the trade name, Eucrisa. In connection with this acquisition, we recorded $698 million as the fair value of notes payable in cash, and recorded $4.9 billion in Identifiable intangible assets, primarily consisting of $4.8 billion of IPR&D, and recorded $646 million of Goodwill and $346 million of net income tax liabilities. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

Hospira, Inc. (EH)

On September 3, 2015, we acquired Hospira, a leading provider of sterile injectable drugs and infusion technologies as well as a provider of biosimilars, for $90 per share in cash. The total fair value of consideration transferred for Hospira was approximately $16.1 billion in cash ($15.7 billion, net of cash acquired). Hospira is a subsidiary of Pfizer and its commercial operations are included in the EH segment.

Hospira’s principal business was the development, manufacture, marketing and distribution of generic acute-care and oncology injectables, biosimilars and integrated infusion therapy and medication management systems (see Note 2B below). Hospira’s broad portfolio of products is used by hospitals and alternate site providers, such as clinics, home healthcare providers and long-term care facilities. We believe our acquisition of Hospira has strengthened our EH business, as EH now has a broadened portfolio of generic and branded sterile injectables, marketed biosimilars and biosimilars in development.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date Final
Working capital, excluding inventories(a)	$342
Inventories	1,901
PP&E	2,352
Identifiable intangible assets, excluding IPR&D(b)	8,290
IPR&D	1,030
Other noncurrent assets	362
Long-term debt	(1,928)
Benefit obligations	(117)
Net income tax accounts(c)	(3,380)
Other noncurrent liabilities	(61)
Total identifiable net assets	8,791
Goodwill	7,295
Net assets acquired/total consideration transferred	$16,087

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(b)
Comprised of finite-lived developed technology rights with a weighted-average life of approximately 17 years ($7.7 billion) and other finite-lived identifiable intangible assets with a weighted-average life of approximately 12 years ($570 million).

(c)
Final amounts recognized as of the acquisition date, included in Current tax assets ($57 million), Noncurrent deferred tax assets and other noncurrent tax assets ($58 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($101 million, including accrued interest of $5 million).

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $565 million, of which $12 million was not expected to be collected.

In the ordinary course of business, Hospira incurred liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications. These matters may include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria are met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•
Environmental Matters—In the ordinary course of business, Hospira incurred liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications. The contingencies for environmental matters are not significant to Pfizer’s financial statements.

•
Legal Matters—Hospira is involved in various legal proceedings, including product liability, patent, commercial, antitrust and environmental matters and government investigations, of a nature considered normal to its business. The contingencies arising from legal matters are not significant to Pfizer’s financial statements.

•
Tax Matters—In the ordinary course of business, Hospira incurred liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Hospira. Net liabilities for income taxes approximate $3.4 billion as of the acquisition date, which included $109 million for uncertain tax positions. The net tax liability included the recording of additional adjustments of approximately $3.2 billion for the tax impact of fair value adjustments and approximately $719 million for income tax matters that we intend to resolve in a manner different from what Hospira had planned or intended. For example, because we planned to repatriate certain overseas funds, we provided deferred taxes on Hospira’s unremitted earnings for which no taxes had been previously provided by Hospira as it was Hospira’s intention to indefinitely reinvest those earnings.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Hospira includes the following:

•	the expected specific synergies and other benefits that we believe will result from combining the operations of Hospira with the operations of Pfizer;

•	any intangible assets that do not qualify for separate recognition, as well as future, as yet unidentified projects and products; and

•
the value of the going-concern element of Hospira’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes. All of the goodwill related to the acquisition of Hospira is related to our EH segment (see Note 10 for additional information).

Actual and Pro Forma Impact of Acquisition—The following table presents information for Hospira’s operations that are included in Pfizer’s consolidated statements of income beginning from the acquisition date, September 3, 2015 through Pfizer’s domestic and international year-ends in 2015 (see Note 1A):

(MILLIONS OF DOLLARS)	December 31, 2015
Revenues	$1,513
Net loss attributable to Pfizer Inc. common shareholders(a)	(575)

(a)
Includes purchase accounting charges related to the provisional estimated fair values recognized as of the acquisition date for (i) the fair value adjustment for acquisition-date inventory that has been sold ($378 million pre-tax); (ii) amortization expense related to the fair value of identifiable intangible assets acquired from Hospira ($161 million pre-tax); (iii) depreciation expense related to the fair value adjustment of fixed assets acquired from Hospira ($34 million pre-tax ); and (iv) amortization expense related to the fair value adjustment of long-term debt acquired from Hospira ($13 million income pre-tax), as well as restructuring and integration costs ($556 million pre-tax).

The following table provides supplemental pro forma information as if the acquisition of Hospira had occurred on January 1, 2014:

Unaudited Supplemental Pro Forma Consolidated Results
(MILLIONS OF DOLLARS, EXCEPT PER COMMON SHARE DATA)	Year Ended December 31, 2015
Revenues	$52,082
Net income attributable to Pfizer Inc. common shareholders	7,669
Diluted EPS attributable to Pfizer Inc. common shareholders	1.23

The unaudited supplemental pro forma consolidated results were prepared using the acquisition method of accounting and do not purport to reflect what the combined company’s results of operations would have been had the acquisition occurred on January 1, 2014, nor do they project the future results of operations of the combined company or reflect the expected realization of any cost savings associated with the acquisition. The actual results of operations of the combined company may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma financial information includes various assumptions, including those related to the purchase price allocation of the assets acquired and the liabilities assumed from Hospira.
The unaudited supplemental pro forma consolidated results reflect the historical financial information of Pfizer and Hospira, adjusted to give effect to the acquisition of Hospira as if it had occurred on January 1, 2014, primarily for the following pre-tax adjustments in 2015:

•	Elimination of Hospira’s historical intangible asset amortization expense (approximately $33 million).

•	Additional amortization expense (approximately $342 million) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $52 million) related to the fair value adjustment to PP&E acquired.

•	Adjustment related to the non-recurring fair value adjustment to acquisition-date inventory estimated to have been sold (the elimination of $364 million of charges).

•	Adjustment to decrease interest expense (approximately $18 million) related to the fair value adjustment of Hospira debt.

•
Adjustment for non-recurring acquisition-related costs directly attributable to the acquisition (the elimination of $877 million of charges), reflecting non-recurring charges incurred by both Hospira and Pfizer which would have been recorded in 2014 under the pro forma assumption that the Hospira acquisition was completed on January 1, 2014.

The above adjustments were adjusted for the applicable tax impact. The taxes associated with the adjustments related to the fair value adjustment for acquired intangible assets, PP&E, inventory and debt reflect the statutory tax rates in the various jurisdictions where the adjustments are expected to be incurred. The taxes associated with elimination of Hospira’s historical intangible asset amortization expense and the adjustment for the acquisition-related costs directly attributable to the acquisition were based on the tax rate in the jurisdiction in which the related deductible costs were incurred.

Marketed Vaccines Business of Baxter International Inc. (IH)
On December 1, 2014 (which fell in the first fiscal quarter of 2015 for our international operations), we acquired Baxter’s portfolio of marketed vaccines for a final purchase price of $648 million. The portfolio that was acquired consists of NeisVac-C and FSME-IMMUN/TicoVac. NeisVac-C is a vaccine that helps protect against meningitis caused by group C meningococcal meningitis and FSME-IMMUN/TicoVac is a vaccine that helps protect against tick-borne encephalitis. In connection with this acquisition, we recorded $376 million in Identifiable intangible assets, primarily consisting of $371 million in Developed technology rights. We also recorded $194 million of Inventories and $12 million in Goodwill. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

B. Sale of Hospira Infusion Systems Net Assets to ICU Medical, Inc. (EH)
On October 6, 2016, we announced that we entered into a definitive agreement under which ICU Medical agreed to acquire all of our global infusion systems net assets, HIS, for approximately $1 billion in cash and ICU Medical common stock. HIS includes IV pumps, solutions, and devices. As a result of the performance of HIS relative to ICU Medical’s expectations, on January 5, 2017 we entered into a revised agreement with ICU Medical under which ICU Medical would acquire HIS for up to approximately $900 million, composed of cash and contingent cash consideration, ICU Medical common stock and seller financing.
The revised transaction closed on February 3, 2017. At closing, under the terms of the revised agreement, we received 3.2 million newly issued shares of ICU Medical common stock (as originally agreed), which we initially valued at approximately $428 million (based upon the closing price of ICU Medical common stock on the closing date less a discount for lack of marketability) and which are reported as available-for-sale equity securities at fair value in Long-term investments on the consolidated balance sheet as of December 31, 2017, a promissory note in the amount of $75 million, which was repaid in full as of December 31, 2017, and net cash of approximately $200 million before customary adjustments for net working capital, which is reported in Other investing activities, net on the consolidated statement of cash flows for the year-ended December 31, 2017. In addition, we are entitled to receive a contingent amount of up to an additional $225 million in cash based on ICU Medical’s achievement of certain cumulative performance targets for the combined company through December 31, 2019. After receipt of ICU Medical shares, we own approximately 16% of ICU Medical. We have agreed to certain restrictions on transfer of our ICU Medical shares for 18 months after the closing date. We recognized pre-tax losses of approximately $55 million in 2017 in Other (income)/deductions––net, representing adjustments to amounts previously recorded in 2016 to write down the HIS net assets to fair value less costs to sell. For additional information, see Note 4.
While we have received the full purchase price excluding the contingent amount as of the February 3, 2017 closing, the sale of the HIS net assets was not completed in certain non-U.S. jurisdictions due to temporary regulatory or operational constraints. In these jurisdictions, which represent a relatively small portion of the HIS net assets, we have continued to operate the net assets for the net economic benefit of ICU Medical, and we are indemnified by ICU Medical against risks associated with such operations during the interim period, subject to our obligations under the definitive transaction agreements. Sales of the HIS net assets have occurred in certain of these jurisdictions as of December 31, 2017 and we expect the sale of the HIS net assets in the remaining jurisdictions to be fully completed by the first quarter of 2018. As such, and as we have already received all of the non-contingent proceeds from the sale and ICU Medical is contractually obligated to complete the transaction, we have treated these jurisdictions as sold for accounting purposes.
In connection with the sale transaction, we entered into certain transitional agreements designed to facilitate the orderly transition of the HIS net assets to ICU Medical. These agreements primarily relate to administrative services, which are generally to be provided for a period of up to 24 months after the closing date. We will also manufacture and supply certain HIS products for ICU Medical and ICU Medical will manufacture and supply certain retained Pfizer products for us after closing, generally for a term of five years. These agreements are not material to Pfizer and none confers upon us the ability to influence the operating and/or financial policies of ICU Medical subsequent to the sale.
At December 31, 2016, we determined that the carrying value of the HIS net assets held for sale exceeded their fair value less estimated costs to sell, resulting in a pre-tax impairment charge of $1.7 billion, which is included in Other (income)/deductions––net (see Note 4). The decline in value resulted from lower expectations as to future cash flows to be generated by HIS, primarily as a result of an increase in competition for customer contracts and pricing factors that were not initially anticipated.
Assets and liabilities associated with HIS are presented as held for sale in the consolidated balance sheet as of December 31, 2016. The HIS assets held for sale are reported in Assets held for sale and HIS liabilities held for sale are reported in Other current liabilities. The amounts associated with HIS, as well as other assets classified as held for sale consisted of the following:

	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016
Assets Held for Sale
Inventories	$—	$377
PP&E	—	457
Identifiable intangible assets	—	1,319
Goodwill	—	119
Other assets	—	152
Less: adjustment to HIS assets for net realizable value(a)	—	(1,681)
Total HIS assets held for sale	—	743
Other assets held for sale(b)	12	58
Assets held for sale	$12	$801

Liabilities Held for Sale
Accrued compensation and related items	$—	$54
Other liabilities	—	103
Total HIS liabilities held for sale	$—	$157

(a)	For 2016, we recorded an adjustment to HIS assets for net realizable value of $1,681 million plus estimated costs to sell of $31 million for a total impairment on HIS net assets of $1,712 million.

(b)	Other assets held for sale consist primarily of PP&E and other assets.

C. Research and Development and Collaborative Arrangements
Research and Development Arrangement with NovaQuest Co-Investment Fund II, L.P.
On November 1, 2016, we announced the discontinuation of the global clinical development program for bococizumab. During December 2016, $31.3 million was refunded to NovaQuest representing amounts NovaQuest prepaid for development costs (under the May 2016 agreement described below) that were not used for program expenses due to the discontinuation of the development program. No additional payments have been or are expected to be received from or paid to NovaQuest under this agreement, which was effectively terminated on November 18, 2016.
In May 2016, our agreement with NovaQuest became effective, under which NovaQuest agreed to fund up to $250 million in development costs related to certain Phase III clinical trials of Pfizer’s bococizumab compound and Pfizer agreed to use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding was expected to cover up to 40% of the development costs and was to be received over five quarters during 2016 and 2017. As there was a substantive and genuine transfer of risk to NovaQuest, the development funding applicable to program expenses during 2016 was recognized as an obligation to perform contractual services and therefore has been recognized as a reduction of Research and development expenses as incurred. The reduction to Research and development expenses for 2016 totaled $180.3 million.
Research and Development Arrangement with NovaQuest Co-Investment Fund V, L.P.
In April 2016, Pfizer entered into an agreement with NovaQuest under which NovaQuest will fund up to $200 million in development costs related to certain Phase III clinical trials of Pfizer’s rivipansel compound and Pfizer will use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding is expected to cover up to 100% of the development costs and will be received over approximately 12 quarters from 2016 to 2019. As there is a substantive and genuine transfer of risk to NovaQuest, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses totaled $72.1 million for 2017 and $46.6 million for 2016. Following potential regulatory approval, NovaQuest will be eligible to receive a combination of fixed milestone payments of up to approximately $267 million in total, based on achievement of first commercial sale and certain levels of cumulative net sales as well as royalties on rivipansel net sales over approximately eight years. Fixed sales-based milestone payments will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the rivipansel product and royalties on net sales will be recorded as Cost of sales when incurred.
Research and Development Arrangement with RPI Finance Trust
In January 2016, Pfizer entered into an agreement with RPI, a subsidiary of Royalty Pharma, under which RPI will fund up to $300 million in development costs related to certain Phase III clinical trials of Pfizer’s Ibrance (palbociclib) product primarily for adjuvant treatment of hormone receptor positive early breast cancer (the Indication). RPI’s development funding is expected to cover up to 100% of the costs primarily for the applicable clinical trials through 2021. As there is a substantive and genuine transfer of risk to RPI, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses totaled $75.6 million for 2017 and $44.9 million for 2016. If successful and upon approval of Ibrance in the U.S. or certain major markets in the EU for the Indication based on the applicable clinical trials, RPI will be eligible to receive a combination of approval-based fixed milestone payments of up to $250 million dependent upon results of the clinical trials and royalties on certain Ibrance sales over approximately seven years. Fixed milestone payments due upon approval will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the Ibrance product and sales-based royalties will be recorded as Cost of sales when incurred.
Collaborative Arrangements
In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2017	2016	2015
Revenues—Revenues(a)	$606	$659	$644
Revenues—Alliance revenues(b)	2,927	1,746	1,312
Total revenues from collaborative arrangements	3,533	2,405	1,956
Cost of sales(c)	(329)	(315)	(282)
Selling, informational and administrative expenses(d)	(54)	(5)	(287)
Research and development expenses(e)	222	64	(330)
Other income/(deductions)—net(f)	249	542	482

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increase in 2017 reflects an increase in alliance revenues from Eliquis and Xtandi. The increase in 2016 reflects an increase in alliance revenues from Eliquis and the inclusion of Xtandi revenues resulting from the acquisition of Medivation in September 2016, partially offset by the expiration of the Rebif co-promotion collaboration at the end of 2015.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $15 million in 2017, $15 million in 2016 and $310 million in 2015 (primarily related to our collaboration with OPKO, see below). 2017 and 2016 also include reimbursements related to our collaboration with Lilly (see below) of $147 million and $120 million, respectively.

(f)
Primarily relates to royalties from our collaboration partners. The decrease in 2017 is due to the October 31, 2016 expiration of our 36 month royalty arrangement on sales of Enbrel in the U.S. and Canada, partially offset by a full year of royalties earned in 2017, versus a partial year in 2016, on Xtandi ex-U.S. sales.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones to collaboration partners of $140 million in 2017 related to our collaboration with Merck KGaA (see below) and $20 million in 2015. These payments were recorded in Identifiable intangible assets––Developed technology rights. We did not pay post-approval milestones to collaboration partners in 2016. We also recorded upfront and milestone payments from our collaboration partners of $150 million in 2017, related to our collaboration with Merck and $200 million in 2015, related to our collaboration with Lilly (see below). These amounts were recorded in our consolidated balance sheets as deferred revenue and are being recognized into Other (income)/deductions––net over a multi-year period.

Collaboration with Merck & Co., Inc.

In 2013, we announced that we entered into a worldwide collaboration agreement, except for Japan, with Merck for the development and commercialization of ertugliflozin (PF-04971729), our oral sodium glucose cotransporter (SGLT2) inhibitor for the treatment of type 2 diabetes. Under the agreement, we collaborated with Merck on the clinical development of ertugliflozin, and ertugliflozin-containing fixed-dose combinations with metformin and Januvia (sitagliptin) tablets which were approved by the FDA in December 2017 as Steglatro, Segluromet and Steglujan, respectively.
In the first quarter of 2017, we received a $90 million milestone payment from Merck upon the FDA’s acceptance for review of the NDAs for ertugliflozin and two fixed-dose combinations (ertugliflozin plus Januvia (sitagliptin) and ertugliflozin plus metformin), which has been deferred and primarily reported in Other noncurrent liabilities and is being recognized in Other (income)/deductions––net over a multi-year period. We are eligible for additional payments associated with the achievement of future regulatory and commercial milestones. As of December 31, 2017, we were due a $60 million milestone payment from Merck in conjunction with the approval of ertugliflozin by the FDA, which we received in the first quarter of 2018. As of December 31, 2017, the $60 million due from Merck has been deferred and primarily reported in Other noncurrent liabilities. The Merck sales force will exclusively promote Steglatro and the two fixed-dose combination products and we will share revenues and certain costs with Merck on a 60%/40% basis, with Pfizer having the 40% share. Pfizer will record its share of the collaboration revenues as product sales as we supply the ertugliflozin active pharmaceutical ingredient to Merck for use in the alliance products.
Collaboration with Eli Lilly & Company

In 2013, we entered into a collaboration agreement with Lilly to jointly develop and globally commercialize Pfizer’s tanezumab, which provides that Pfizer and Lilly will equally share product-development expenses as well as potential revenues and certain product-related costs. Following the decision by the FDA in March 2015 to lift the partial clinical hold on the tanezumab development program, we received a $200 million upfront payment from Lilly in accordance with the collaboration agreement between Pfizer and Lilly, which is recorded as deferred revenue in our consolidated balance sheet and is being recognized into Other (income)/deductions––net over a multi-year period beginning in the second quarter of 2015. Pfizer and Lilly resumed the Phase 3 chronic pain program for tanezumab in July 2015. The FDA granted Fast Track designation for tanezumab for the treatment of chronic pain in patients with OA and CLBP in June 2017. Under the collaboration agreement with Lilly, we are eligible to receive additional payments from Lilly upon the achievement of specified regulatory and commercial milestones.

Collaboration with OPKO Health, Inc.
We entered into a collaborative agreement with OPKO, which closed in January 2015, to develop and commercialize OPKO’s long-acting hGH-CTP for the treatment of GHD in adults and children, as well as for the treatment of growth failure in children born SGA who fail to show catch-up growth by two years of age. In February 2015, we made an upfront payment of $295 million to OPKO, which was recorded in Research and development expenses, and OPKO is eligible to receive up to an additional $275 million upon the achievement of certain regulatory milestones. OPKO is also eligible to receive royalty payments associated with the commercialization of hGH-CTP for Adult GHD, which is subject to regulatory approval. Upon the launch of hGH-CTP for Pediatric GHD, which is subject to regulatory approval, the royalties will transition to tiered gross profit sharing for both hGH-CTP and our product, Genotropin.
Collaboration with Merck KGaA

In November 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, the proposed international non-proprietary name for the investigational anti-PD-L1 antibody (MSB0010718C), currently approved as Bavencio for metastatic MCC and for patients with locally advanced or metastatic UC in certain countries and in development as a potential treatment for multiple other types of cancer. We and Merck KGaA are exploring the therapeutic potential of this novel anti-PD-L1 antibody as a single agent as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. We and Merck KGaA are also combining resources and expertise to advance Pfizer’s anti-PD-1 antibody into Phase 1 trials and explore novel combinations. Under the terms of the agreement, in the fourth quarter of 2014, we made an upfront payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. During 2017, we made $140 million in milestone payments to Merck KGaA, which were recorded in Identifiable intangible assets––Developed technology rights, for approvals of avelumab received in 2017 for the MCC indication in the U.S., the EU and Japan, and for the metastatic UC indication in the U.S. Both companies jointly fund all development and commercialization costs, and split equally any profits generated from selling any anti-PD-L1 or anti-PD-1 products from this collaboration. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets.

D. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited

In September 2012, we and Hisun, a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas.

We have accounted for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we have had over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer has been reported in Long-term investments, and our share of Hisun Pfizer’s net income has been recorded in Other (income)/deductions––net.

On November 10, 2017, we sold our 49% equity share in Hisun Pfizer to Sapphire I (HK) Holdings Limited, an investment fund managed by Hillhouse Capital, for a total of $286 million in cash which included our carrying value of $270 million in cash plus $16 million to cover certain taxes incurred on the transaction. As a result of the sale transaction, we recognized a loss of $81 million in the fourth quarter of 2017 for the recognition in earnings of the currency translation adjustment associated with our investment. After the sale transaction, Hisun Pfizer will change its name but will retain its current rights to manufacture, sell and distribute all of Hisun Pfizer’s currently marketed and pipeline products in China. We will provide technical, manufacturing and regulatory services in connection with a technology transfer process being run by Hisun Pfizer to support Hisun Pfizer’s objective that the products that we had previously licensed to Hisun Pfizer, will in the future, be manufactured locally in China. We will continue to supply certain products to Hisun Pfizer for a period of time, after the sale transaction, to facilitate a smooth transition.
In 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer, and, therefore, we recognized a loss of $452 million in Other (income)/deductions––net (see Note 4), consisting of losses recognized in the first, second and fourth quarters of 2016. In the first and second quarters of 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer and, therefore, we recognized a loss of $81 million and $130 million, respectively. The declines in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, primarily as a result of an increase in risk due to the continued slowdown in the Chinese economy and changes in the expected timing and number of new product introductions by Hisun Pfizer. In the fourth quarter of 2016, we recognized a loss of $241 million to reduce the carrying value of our investment in Hisun Pfizer to approximately $270 million at December 31, 2016.

In the third quarter of 2015, we determined that we had an other-than-temporary decline in the value of Hisun Pfizer, and, therefore, in 2015, we recognized a loss of $463 million in Other (income)/deductions––net (see Note 4). The decline in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, as a result of lower than expected recent performance, increased competition, a slowdown in the China economy in relation to their products, as well as certain changes in the regulatory environment.
In valuing our investment in Hisun Pfizer, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk. As of December 31, 2015, the carrying value of our investment in Hisun Pfizer was approximately $775 million.

Investment in Laboratório Teuto Brasileiro S.A.

We entered into an agreement on June 30, 2017 to exit our investment in Teuto, a 40%-owned generics company in Brazil, and sell our 40% interest in Teuto to the majority shareholders. As part of the agreement, we have waived our option to acquire the remaining 60% of Teuto, and Teuto’s other shareholders have waived their option to sell their 60% stake in the company to us. As a result, in the second quarter of 2017, we recognized a net loss of approximately $30 million in Other (income)/deductions––net (see Note 4), which included the impairment of our equity-method investment in Teuto, the reversal of a contingent liability associated with the majority shareholders’ option to sell their 60% stake in the company to us, and the recognition in earnings of the currency translation adjustment associated with the Teuto investment. The transaction closed on August 16, 2017.

In 2016, we determined that we had an other-than-temporary decline in the value of Teuto, and, therefore, in 2016, we recognized a loss of $50 million in Other (income)/deductions––net (see Note 4) related to our equity-method investment. The decline in value resulted from lower expectations as to the future cash flows to be generated by Teuto, primarily due to a slowdown in Brazilian economic conditions, which have been impacted by political risk, higher inflation, and the depreciation of the Brazilian Real.

In valuing our investment in Teuto, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.
E. Cost-Method Investment

AM-Pharma B.V.

In April 2015, we acquired a minority equity interest in AM-Pharma, a privately-held Dutch biopharmaceutical company focused on the development of recAP for inflammatory diseases, and secured an exclusive option to acquire the remaining equity in the company. The option becomes exercisable after completion of a Phase II trial of recAP in the treatment of Acute Kidney Injury related to sepsis, which is currently expected in the first quarter of 2018. Under the terms of the agreement, we originally paid $87.5 million for both the exclusive option and the minority equity interest, which was recorded as a cost-method investment in Long-term investments. During the fourth quarter of 2017, we recognized a loss of $43 million in Other (income)/deductions––net (see Note 4) for an impairment of our long-term investment.